CSFB

           CREDIT SUISSE FIRST BOSTON

___________________________________________________________________________________________________

HOME EQUITY ASSET TRUST 2005-7

DERIVED INFORMATION  8/23/05

[$974,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$989,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date.  Approximately 25.0% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,098
Total Outstanding Loan Balance	$996,711,780*	Min	Max
Average Loan Current Balance	$163,449	$9,986	$1,495,052
Weighted Average Original LTV	81.2%**
Weighted Average Coupon	7.27%	4.63%	12.88%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	8.25%
Weighted Average Margin	6.22%	2.25%	10.90%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	2
% First Liens	96.5%
% Second Liens	3.5%
% Arms	88.4%
% Fixed	11.6%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$1,000,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

1. Miscellaneous Data –Total

Total		Group1	Group2
GWAC	7.27	7.27	7.27
WA FICO	626	622	628
% FICO <600	31.9	32.3	31.7
% FICO 600-650	35.7	40.7	33.4
WA CLTV	89.3	87.4	90.2
% CLTV =80	8.9	8.1	9.3
% CLTV >80.01	74.0	70.8	75.4
% LTV 95.01-100	4.7	5.0	4.6
% Full Doc	50.5	61.5	45.5
% Stated Doc	27.3	25.5	28.2
% Purchase	49.2	20.3	62.5
% CO Refi	44.0	67.0	33.4
% OwnerOcc	95.2	93.1	96.2
% Prepay	81.4	83.3	80.5
% DTI	41.6	40.9	41.9
% ARM	88.4	86.3	89.4
% 2_28	82.2	79.8	83.3
% 3_27	5.2	5.9	4.9
% 1stLiens	96.5	96.5	96.5
Avg Loan Bal	163,449	138,044	178,588
# of Loans	6,098	2,277	3,821
% LoanBal<$100k	12.1	14.94	10.79
% CurrRate>12%	0.1	0.2	0.1
% MH	0.0	0.0	0.0
%Largest State	22.2	18.4	23.9
% Silent Second	43.0	29.4	49.2
% IO	25.0	19.1	27.8
% 2yr IO	2.0	1.7	2.1
% 5yr IO	21.0	15.2	23.6
IO WA FICO	658	647	662
IO WA LTV	81.2	81.4	81.1
IO WA DTI	42.0	40.2	42.6
IO % Full Doc	10.3	11.0	10.0
IO % Purchase	16.1	5.1	21.2

2. Interest Only Loans

						%
	%	%	Avg	Avg	Avg	Full	%
Interest Only Loans	5yr IO	2yr IO	FICO	LTV	DTI	Doc	Purchase
Y	83.7	8.0	658.4	81.2	42.0	41.1	64.4
Total:	83.7	8.0	658.4	81.2	42.0	41.1	64.4

3. FICO & Documentation

	%	%								%	%
	Full	Stated	%	%	%	%		Avg	Original	Interest	Silent
FICO & Documentation	Doc	Stated	Other Doc	All Docs	Purchase	CashOut	WAC	Balance	LTV	Only	Second
Unavailable	0.0	0.0	0.0	0.0	0.0	0.0	8.14	84,844	57.5	0.0	0.0
1 - 450	0.0	0.0	0.0	0.0	0.0	0.0	10.29	38,458	81.0	0.0	0.0
451 - 500	0.0	0.0	0.1	0.1	0.0	0.1	9.71	80,873	81.1	0.0	0.0
501 - 550	5.8	2.1	1.3	9.2	1.2	7.3	8.27	166,127	74.8	0.2	0.3
551 - 600	16.4	4.1	3.0	23.5	8.5	13.4	7.57	152,549	80.6	2.2	6.6
601 - 650	17.8	10.3	7.7	35.7	18.0	15.1	7.19	153,300	82.2	9.0	16.9
651 - 700	7.7	7.9	6.8	22.4	14.5	6.5	6.91	181,842	82.6	9.2	13.0
701 - 750	2.1	2.5	2.5	7.1	5.4	1.4	6.71	204,940	81.8	3.6	4.8
751 - 800	0.7	0.5	0.8	2.0	1.6	0.3	6.59	197,623	81.6	0.8	1.3
801 - 850	0.0	0.0	0.1	0.1	0.1	0.0	5.75	196,471	80.5	0.1	0.1
Total:	50.5	27.4	22.2	100.0	49.2	44.0	7.27	163,449	81.2	25.0	43.0

4. Original LTV and FICO

															%	%	%	%
	%	%	%	%	%	%	%	%	%	%	%	Avg			Reduced	Stated	Interest	Silent
Original LTV and FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	Total	Balance	WAC	Margin	Doc	Stated	Only	Second
10.001 - 20.000	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	59,987	8.95	7.19	0.0	0.0	0.0	0.0
20.001 - 30.000	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	99,084	8.09	6.13	0.0	0.0	0.0	0.0
30.001 - 40.000	0.0	0.0	0.0	0.2	0.1	0.0	0.0	0.0	0.0	0.0	0.4	141,565	7.83	6.81	0.2	0.1	0.0	0.0
40.001 - 50.000	0.0	0.0	0.0	0.2	0.4	0.2	0.0	0.0	0.0	0.0	1.0	152,080	7.29	6.21	0.2	0.3	0.1	0.0
50.001 - 60.000	0.0	0.0	0.0	0.7	0.9	0.4	0.1	0.1	0.0	0.0	2.3	162,761	7.49	6.61	0.3	1.1	0.1	0.1
60.001 - 70.000	0.0	0.0	0.0	1.5	1.8	1.4	0.7	0.1	0.1	0.0	5.6	181,270	7.34	6.34	0.7	1.9	0.7	0.3
70.001 - 80.000	0.0	0.0	0.1	4.5	9.9	21.0	14.3	5.2	1.4	0.1	56.3	181,939	6.95	6.04	14.6	15.9	18.4	39.3
80.001 - 90.000	0.0	0.0	0.0	2.0	9.2	9.3	4.9	1.1	0.4	0.0	26.8	190,871	7.42	6.43	4.3	6.2	5.0	3.1
90.001 - 100.000	0.0	0.0	0.0	0.0	1.2	3.4	2.3	0.6	0.2	0.0	7.6	70,739	9.03	6.87	1.3	1.8	0.7	0.1
Total:	0.0	0.0	0.1	9.2	23.5	35.7	22.4	7.1	2.0	0.1	100.0	163,449	7.27	6.22	21.6	27.4	25.0	43.0

5. Balance and FICO

															%	%	%	%
	%	%	%	%	%	%	%	%	%	%	%	Original			Reduced	Stated	Interest	Silent
Balance and FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	Total	LTV	WAC	Margin	Doc	Stated	Only	Second
1. - 50,000.	0.0	0.0	0.0	0.1	0.3	1.1	0.5	0.1	0.0	0.0	2.2	95.3	10.16	7.77	0.3	0.4	0.0	0.0
50,001. - 100,000.	0.0	0.0	0.1	1.2	3.1	3.8	1.6	0.4	0.1	0.0	10.3	82.0	8.10	6.73	1.7	1.8	0.5	4.6
100,001. - 150,000.	0.0	0.0	0.0	1.6	5.1	6.8	2.9	0.8	0.3	0.0	17.4	81.0	7.46	6.36	2.9	3.8	2.3	9.0
150,001. - 200,000.	0.0	0.0	0.0	1.7	4.4	6.3	3.4	1.1	0.2	0.0	17.1	79.7	7.16	6.20	3.8	4.0	3.7	7.6
200,001. - 250,000.	0.0	0.0	0.0	1.2	3.1	4.1	2.5	1.0	0.3	0.0	12.2	80.2	7.06	6.09	2.6	3.6	3.1	5.3
250,001. - 300,000.	0.0	0.0	0.0	0.7	2.9	3.6	2.6	0.7	0.3	0.0	10.7	80.9	7.02	6.17	2.8	3.0	3.3	4.1
300,001. - 350,000.	0.0	0.0	0.0	0.8	1.2	2.7	2.0	0.6	0.2	0.0	7.6	81.8	6.92	6.13	1.8	2.6	2.6	3.2
350,001. - 400,000.	0.0	0.0	0.0	0.5	1.1	2.2	1.9	0.5	0.2	0.0	6.4	81.6	6.86	6.02	1.6	2.2	2.8	2.8
400,001. - 450,000.	0.0	0.0	0.0	0.2	0.4	2.0	1.3	0.6	0.0	0.0	4.5	81.8	6.83	6.01	0.8	2.0	1.9	1.8
450,001. - 500,000.	0.0	0.0	0.0	0.3	0.7	1.2	1.5	0.6	0.0	0.0	4.3	82.2	6.86	6.04	1.0	1.6	2.0	1.9
500,001. - 550,000.	0.0	0.0	0.0	0.2	0.3	0.7	0.5	0.3	0.1	0.0	1.9	83.6	7.04	6.13	0.7	0.6	0.8	0.7
550,001. - 600,000.	0.0	0.0	0.0	0.1	0.2	0.4	0.6	0.1	0.1	0.0	1.5	82.6	6.94	6.04	0.6	0.5	0.7	0.8
600,001. - 650,000.	0.0	0.0	0.0	0.1	0.2	0.3	0.2	0.1	0.1	0.0	1.0	81.7	6.99	6.06	0.1	0.5	0.3	0.3
650,001. - 700,000.	0.0	0.0	0.0	0.1	0.2	0.3	0.5	0.1	0.0	0.0	1.2	82.7	6.87	6.00	0.3	0.3	0.6	0.5
700,001. - 750,000.	0.0	0.0	0.0	0.1	0.4	0.1	0.2	0.1	0.0	0.0	0.8	77.8	7.23	6.39	0.2	0.3	0.1	0.3
750,001. >=	0.0	0.0	0.0	0.2	0.1	0.2	0.1	0.1	0.0	0.0	0.8	62.7	7.07	5.75	0.3	0.1	0.2	0.0
Total:	0.0	0.0	0.1	9.2	23.5	35.7	22.4	7.1	2.0	0.1	100.0	81.2	7.27	6.22	21.6	27.4	25.0	43.0

6. Current Rate and FICO

																%	%	%	%
	%	%	%	%	%	%	%	%	%	%	%	Original			Avg	Reduced	Stated	Interest	Silent
Current Rate and FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	Total	LTV	WAC	Margin	Balance	Doc	Stated	Only	Second
4.51 -5.00	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.1	80.0	4.82	5.44	220,649	0.0	0.0	0.0	0.1
5.01 -5.50	0.0	0.0	0.0	0.0	0.1	0.6	0.6	0.6	0.1	0.0	2.0	79.3	5.37	4.42	285,092	0.3	0.0	1.1	1.3
5.51 -6.00	0.0	0.0	0.0	0.1	0.7	2.3	3.0	1.1	0.4	0.1	7.7	79.0	5.83	5.10	230,853	1.7	1.5	3.0	4.5
6.01 -6.50	0.0	0.0	0.0	0.2	2.1	5.7	5.4	1.7	0.4	0.0	15.5	79.8	6.31	5.52	213,106	3.6	4.0	6.2	9.1
6.51 -7.00	0.0	0.0	0.0	0.9	5.0	10.3	5.9	2.1	0.6	0.0	24.8	80.2	6.80	5.91	200,526	5.2	7.3	7.6	12.9
7.01 -7.50	0.0	0.0	0.0	1.1	4.7	7.2	3.2	0.5	0.2	0.0	16.9	80.5	7.28	6.40	186,854	3.9	5.1	3.4	7.6
7.51 -8.00	0.0	0.0	0.0	1.8	5.1	4.9	2.0	0.5	0.1	0.0	14.4	81.8	7.77	6.80	167,487	3.0	4.3	2.5	4.5
8.01 -8.50	0.0	0.0	0.0	1.8	2.1	1.6	0.5	0.2	0.0	0.0	6.3	81.4	8.30	7.09	146,157	1.6	1.5	0.7	1.5
8.51 -9.00	0.0	0.0	0.0	1.5	1.9	1.1	0.4	0.1	0.0	0.0	5.0	83.3	8.76	7.59	134,042	1.1	1.5	0.4	1.1
9.01 -9.50	0.0	0.0	0.0	0.6	0.7	0.4	0.2	0.1	0.0	0.0	2.0	84.3	9.28	8.02	83,576	0.3	0.6	0.1	0.3
9.51 -10.00	0.0	0.0	0.0	0.7	0.4	0.7	0.5	0.1	0.0	0.0	2.4	89.8	9.84	8.60	66,892	0.3	0.8	0.0	0.2
10.01 -10.50	0.0	0.0	0.0	0.1	0.2	0.3	0.3	0.1	0.0	0.0	1.0	94.4	10.32	9.02	51,505	0.3	0.2	0.0	0.0
10.51 -11.00	0.0	0.0	0.0	0.2	0.2	0.4	0.2	0.0	0.0	0.0	1.0	91.7	10.81	7.41	53,074	0.2	0.3	0.0	0.0
11.01 -11.50	0.0	0.0	0.0	0.1	0.1	0.2	0.1	0.0	0.0	0.0	0.5	93.2	11.29	7.44	46,187	0.1	0.1	0.0	0.0
11.51 >=	0.0	0.0	0.0	0.1	0.0	0.1	0.0	0.0	0.0	0.0	0.3	88.8	11.96	6.99	41,364	0.1	0.1	0.0	0.0
Total:	0.0	0.0	0.1	9.2	23.5	35.7	22.4	7.1	2.0	0.1	100.0	81.2	7.27	6.22	163,449	21.6	27.4	25.0	43.0

7. Mortgage Rates & LTV

Mortgage Rates & LTV	LTV <= 40	40.01-50	50.01-60	60.01-70	70.01-80	80.01-90	90.01-100	LTV > 100.0	Total	Avg FICO	Margin	Avg Balance	Reduc ed Doc	Stated Stated	Interest Only	Silent Second
4.501 -5.000	0.0	0.0	0.0	0.0	0.1	0.0	0.0	0.0	0.1	709	5.44	220,649	0.00	0.01	0.0	0.1
5.001 -5.500	0.0	0.0	0.0	0.1	1.7	0.2	0.0	0.0	2.0	674	4.42	285,092	0.28	0.04	1.1	1.3
5.501 -6.000	0.0	0.1	0.1	0.4	5.6	1.3	0.0	0.0	7.7	662	5.10	230,853	1.73	1.49	3.0	4.5
6.001 -6.500	0.0	0.1	0.2	1.0	11.0	3.1	0.2	0.0	15.5	650	5.52	213,106	3.62	3.98	6.2	9.1
6.501 -7.000	0.1	0.2	0.5	1.5	15.8	6.0	0.8	0.0	24.8	636	5.91	200,526	5.17	7.26	7.6	12.9
7.001 -7.500	0.1	0.2	0.4	0.7	9.9	4.8	0.7	0.0	16.9	620	6.40	186,854	3.87	5.05	3.4	7.6
7.501 -8.000	0.0	0.1	0.5	0.7	6.7	5.6	0.8	0.0	14.4	607	6.80	167,487	3.03	4.27	2.5	4.5
8.001 -8.500	0.2	0.1	0.2	0.3	2.6	2.4	0.6	0.0	6.3	588	7.09	146,157	1.55	1.52	0.7	1.5
8.501 -9.000	0.0	0.0	0.1	0.3	1.9	1.9	0.7	0.0	5.0	584	7.59	134,042	1.06	1.54	0.4	1.1
9.001 -9.500	0.0	0.0	0.1	0.2	0.5	0.6	0.6	0.0	2.0	585	8.02	83,576	0.33	0.62	0.1	0.3
9.501 -10.000	0.0	0.0	0.1	0.1	0.3	0.7	1.2	0.0	2.4	601	8.60	66,892	0.32	0.84	0.0	0.2
10.001 -10.500	0.0	0.0	0.0	0.0	0.1	0.1	0.7	0.0	1.0	624	9.02	51,505	0.26	0.17	0.0	0.0
10.501 -11.000	0.0	0.0	0.0	0.1	0.1	0.1	0.8	0.0	1.0	609	7.41	53,074	0.21	0.32	0.0	0.0
11.001 -11.500	0.0	0.0	0.0	0.1	0.0	0.0	0.4	0.0	0.5	602	7.44	46,187	0.13	0.14	0.0	0.0
11.501 >=	0.0	0.0	0.0	0.1	0.0	0.0	0.2	0.0	0.3	581	6.99	41,364	0.07	0.10	0.0	0.0
Total:	0.4	1.0	2.3	5.6	56.3	26.8	7.6	0.0	100.0	626	6.22	163,449	21.63	27.35	25.0	43.0